Non-controlling Interests	12 Months Ended
Dec. 31, 2022
Text block [abstract]
Non-controlling Interests
31. Non-controlling Interests
The total non-controlling interest at 31 December 2022 is $646 million (2021: $681 million) of which $444 million (2021: $498 million) relates to Republic Cement & Building Materials (RCBM), Inc. and Republic Cement Land & Resources (RCLR), Inc. The non-controlling interests in respect of the Group’s other subsidiaries are not considered to be material.

Name	Principal activity	Country of incorporation	Economic ownership interest held by non-controlling interest
Republic Cement & Building Materials, Inc.	Manufacture, development and	Philippines	45%
and Republic Cement Land & Resources, Inc.	sale of cement and building materials
The following is summarised financial information for RCBM and RCLR prepared in accordance with IFRS 12 Disclosure of Interests in Other Entities. This information is before intragroup eliminations with other Group companies.

	2022	2021
Summarised financial information	$m	$m
(Loss)/profit for the year	(26)	61

Current assets	265	210
Non-current assets	1,455	1,618
Current liabilities	(267)	(240)
Non-current liabilities	(699)	(737)
Net assets	754	851

Cash flows from operating activities	13	77
There were no dividends paid to non-controlling interests of the combined Philippines business during the current or the prior year.
CRH holds 40% of the equity share capital in RCBM and RCLR and has an economic interest of 55% of the combined Philippines business. Non-controlling interest relates to another party who holds 60% of the equity share capital in RCBM and RCLR and has an economic interest of 45% of the combined Philippines business. CRH has obtained control (as defined under IFRS 10 Consolidated Financial Statements) by virtue of contractual arrangements which give CRH power to direct the relevant non-nationalised activities of the business, in compliance with Philippine law.